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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 5, 1998

                             SystemSoft Corporation
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               (Exact name of Registrant as specified in Charter)





            Delaware                    0-24418                04-3121799
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(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
        of Incorporation)                                   Identification No.)


                One Innovation Drive, Natick, Massachusetts 01760
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               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (508) 651-0088
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          (Former Name or Former Address, if Changed Since Last Report)



                 Total Number of Sequentially Numbered Pages 8.
                        Exhibit Index Appears on Page 4.


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ITEM 5.  OTHER EVENTS.

     On February 5, 1998, the Company issued two press releases, copies of which are attached as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.      Exhibit
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99.1             Press Release of the Company dated February 5, 1998.

99.2             Press Release of the Company dated February 5, 1998.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SYSTEMSOFT CORPORATION



Dated:  February 12, 1998                   By: /s/ Paul J. Pedevillano
                                                --------------------------------
                                                Paul J. Pedevillano,
                                                Vice President, Finance and
                                                Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit No.    Description                                              Page No.
-----------    -----------                                              --------

99.1           Press Release of the Company dated February 5, 1998.     5

99.2           Press Release of the Company dated February 5, 1998.     7